UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 26, 2003
Date of Report (date of earliest event reported)

Avanex Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-29175	94-3285348

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

40919 Encyclopedia Circle
Fremont, California 94538
(Address of principal executive offices)

(510) 897-4188
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 2. Acquisition or Disposition of Assets

     On July 31, 2003, Avanex Corporation, a Delaware corporation (“Avanex”), completed its acquisition of all of the outstanding equity of Alcatel Optronics France SA, a subsidiary of Alcatel, a société anonyme organized under the laws of France (“Alcatel”), and its purchase of certain assets of the photonic technologies business of Corning Incorporated, a New York corporation (“Corning”), in accordance with the Share Acquisition and Asset Purchase Agreement dated May 12, 2003 by and between Avanex, Alcatel and Corning (the “Purchase Agreement”). A copy of the Purchase Agreement is attached as Exhibit 2.1 to Avanex’s Current Report on Form 8-K filed with the SEC on May 16, 2003.

     In connection with the completion of the transactions described above, Avanex acquired certain intellectual property, technology, inventory, facilities and equipment previously used in Alcatel’s and Corning’s optical components businesses. Avanex intends to continue such use in its own business.

     Pursuant to the Purchase Agreement, Avanex issued to Alcatel an aggregate of 35,369,834 shares of Avanex common stock and issued to Corning an aggregate of 21,474,542 shares of Avanex common stock, representing 28% and 17%, respectively, of the outstanding shares of Avanex common stock on a post-transaction basis. The purchase price was determined through an arms-length negotiation between the parties. The shares issued to Alcatel and Corning were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption provided by Regulation D under the Securities Act.

     This Current Report on Form 8-K attaches hereto as Exhibit 99.1 and incorporates by reference herein the unaudited pro forma condensed combined financial information of Avanex Corporation, the Optronics division of Alcatel and the optical components business of Corning as of June 30, 2003 and for the year then ended.

     This Current Report on Form 8-K attaches hereto as Exhibit 99.2 and incorporates by reference herein the audited combined financial statements of the Optronics division of Alcatel as of December 31, 2002, 2001 and 2000 and for each of the years then ended.

     This Current Report on Form 8-K attaches hereto as Exhibit 99.3 and incorporates by reference herein the unaudited interim combined financial statements of the Optronics division of Alcatel as of June 30, 2003 and December 31, 2002 and for the six months ended June 30, 2003 and 2002.

     This Current Report on Form 8-K attaches hereto as Exhibit 99.4 and incorporates by reference herein the unaudited interim financial statements of the optical components business of Corning as of June 30, 2003 and for the six month periods ended June 30, 2003 and 2002 and the audited financial statements of the optical components business of Corning as of December 31, 2002 and 2001 and for each of the years in the three year period ended December 31, 2002.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.	Description

2.1*	Share Acquisition and Asset Purchase Agreement, dated as of May 12, 2003, by and among Avanex Corporation, a Delaware corporation, Alcatel, a société anonyme organized under the laws of France, and Corning Incorporated, a New York corporation.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Avanex Corporation, the Optronics Division of Alcatel and the Optical Components Business of Corning as of June 30, 2003 and for the year then ended.

99.2	Optronics Division Audited Combined Financial Statements as of December 31, 2002, 2001 and 2000 and for each of the years then ended.

99.3	Optronics Division Unaudited Interim Combined Financial Statements as of June 30, 2003 and December 31, 2002 and for the six month periods ended June 30, 2003 and 2002.

99.4	Optical Components Business of Corning Unaudited Interim Financial Statements as of June 30, 2003 and for the six month periods ended June 30, 2003 and 2002 and Audited Financial Statements as of December 31, 2002 and 2001 and for each of the years in the three year period ended December 31, 2002.

*	Incorporated herein by reference to Exhibit 2.1 of Avanex’s Current Report on Form 8-K, filed with the Commission on May 16, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANEX CORPORATION

By:	/s/ ANTHONY A. FLORENCE

Anthony A. Florence Senior Vice President, Corporate Affairs

Date: September 26, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Acquisition and Asset Purchase Agreement, dated as of May 12, 2003, by and among Avanex Corporation, a Delaware corporation, Alcatel, a société anonyme organized under the laws of France, and Corning Incorporated, a New York corporation.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Avanex Corporation, the Optronics Division of Alcatel and the Optical Components Business of Corning as of June 30, 2003 and for the year then ended.

99.2	Optronics Division Audited Combined Financial Statements as of December 31, 2002, 2001 and 2000 and for each of the years then ended.

99.3	Optronics Division Unaudited Interim Combined Financial Statements as of June 30, 2003 and December 31, 2002 and for the six month periods ended June 30, 2003 and 2002.

99.4	Optical Components Business of Corning Unaudited Interim Financial Statements as of June 30, 2003 and for the six month periods ended June 30, 2003 and 2002 and Audited Financial Statements as of December 31, 2002 and 2001 and for each of the years in the three year period ended December 31, 2002.

*	Incorporated herein by reference to Exhibit 2.1 of Avanex’s Current Report on Form 8-K, filed with the Commission on May 16, 2003.